Tweedy, Browne Fund Inc.

Summary Prospectus

TWEEDY, BROWNE
VALUE FUND (TWEBX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Fund's statement of additional information, shareholder reports and Fund financial statements, online at https://tweedyfunds.info/prospectus. You can also get this information at no cost by calling the fund at 1-800-432-4789 or by sending an e-mail request to info@tweedy.com, or from your financial intermediary. The Fund's Prospectus and Statement of Additional Information, both dated July 29, 2026, as amended and supplemented from time to time are incorporated by reference (legally made a part of) this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

July 29, 2026

Tweedy, Browne Value Fund

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	None
Other expenses	0.20%
Acquired fund fees and expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.46%
Fee waiver and/or expense reimbursement[2]	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%

(1)                          Acquired fund fees and expenses represent the expenses of the money market fund(s) in which the Fund’s cash balances are invested.

(2)                          The Adviser has voluntarily agreed, through at least July 31, 2027, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2027 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your

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Tweedy, Browne Value Fund

investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$148
Three Years	$461
Five Years	$796
Ten Years	$1,745

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2026, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.

The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with value characteristics. The Adviser considers a company to have value characteristics if, at the time of initial purchase, it demonstrates one or more of the following:

› low price-to-sales ratio as compared to other companies in the same industry;

› low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after-tax EBITA;

› low stock price in relation to book value;

› low price-to-earnings ratio;

› low price-to-cash-flow ratio;

› above-average dividend yield;

› low financial leverage;

› high returns on invested capital;

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Tweedy, Browne Value Fund

› purchases of a company’s own stock by the company’s officers and directors;

› company share repurchases;

› a stock price that has declined significantly from its previous high price; and/or

› small market capitalization.

This policy is not fundamental and may be changed by the Fund’s Board of Directors upon 60 days’ prior written notice to shareholders. The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements of its 80% policy are no longer met, the Fund will make future investments in a manner that will bring it into compliance with its 80% policy within 90 consecutive days.

The Fund invests primarily in U.S. and foreign equity securities. The Fund is diversified by issuer and industry, and where practicable, in light of operational and regulatory considerations, seeks to reduce currency risk on its foreign investments by hedging its perceived foreign currency exposure back into the U.S. dollar (generally through the use of forward currency contracts) based on the Adviser’s judgment of such exposure after taking into account various factors, such as the sources of the portfolio companies’ earnings and the currencies in which their securities trade. The Fund is designed for long-term value investors who wish to focus their investment exposure for the most part on equity securities that are economically tied to the U.S. stock market and foreign stock markets of developed countries. The Fund will generally have some exposure to emerging markets. The Fund is not appropriate for investors primarily seeking income.

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell shares of the Fund, they may be worth less than what you paid for them; you may lose money by investing in the Fund. In addition to the risks generally applicable to the Fund set forth in the Prospectus and SAI, investing in the Fund will in particular involve the following risks:

Equity Security Risk. The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

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Tweedy, Browne Value Fund

Value Investing Risk. The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.

There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Portfolio Management Risk. If the strategies used and investments selected by the Adviser’s Investment Committee fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

Risk of Loss. You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Foreign Securities Risk. The Fund invests in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include, among others:

› changes in currency exchange rates, which can lower performance in U.S. dollar terms;

› exchange rate controls (which may include an inability to transfer currency from a given country);

› costs incurred in conversions between currencies;

› non-negotiable brokerage commissions;

› less publicly available information;

› not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing, corporate governance and financial reporting;

› greater market volatility;

› lower trading volume and/or liquidity;

› delayed settlements;

› difficulty in enforcing obligations and contractual and other rights in foreign countries;

› less securities regulation;

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Tweedy, Browne Value Fund

› different tax provisions (including withholding on interest and dividends paid to the Fund);

› less well-established contract law;

› unrecoverable withholding and transfer taxes;

› war;

› seizure; and

› political and social instability and diplomatic developments.

The value of the foreign securities held by the Fund will be affected by changes in currency exchange rates or currency control regulations. The share price of the Fund will reflect the movements of the different securities markets in which it is invested, and, to the degree not hedged, the foreign currencies in which its investments are denominated. Currency exchange rates may fluctuate significantly over short periods of time, and the Fund’s investments may be negatively impacted by foreign currency exchange rate fluctuations. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries. The securities markets of most emerging countries are relatively less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks, the adoption or prolongation of protectionist trade policies or tariffs by one or more countries, changes in economic or monetary policy in the U.S. or abroad, inflation, the outbreak of war or hostilities (including international responses such as sanctions), or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have

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Tweedy, Browne Value Fund

instituted retaliatory tariffs on certain U.S. goods. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future companies and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from such impacted jurisdictions.

Furthermore, conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe, between Israel and Hamas in the Middle East, as well as the war in Iran and the recent operations of the United States in Venezuela could have severe adverse effects on the related regions, including significant adverse effects on the regional or global economies and the markets for certain securities. Those events might particularly affect companies in emerging countries.

Risks of Investing in Europe. The Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility, economic and financial difficulties, and other adverse trends in recent years. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund.

Emerging Markets Risk. In addition to the risks relating to foreign securities, securities of issuers located in, or otherwise economically tied to, emerging markets may entail risks relating to expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. Emerging markets countries may have less established legal, accounting, and financial reporting systems than those in more developed markets, which may result in there being little financial information available about emerging market issuers. Additionally, governments in emerging markets countries may be less stable and more likely to take extra-legal action with respect to companies, industries, assets,

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Tweedy, Browne Value Fund

or foreign ownership than those in more developed markets. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

Mid, Small and Micro Capitalization Companies Risk. The Fund invests in mid-, small- and micro-cap companies. Mid-, small- and micro-cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a smaller capitalization company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller capitalization company stocks may not be well known to the investing public. These risks are more pronounced for micro-cap companies. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.

Currency Hedging Risk. The Fund’s practice of hedging perceived exposure to foreign currencies where practicable, based on the Adviser’s judgment of such exposure, tends to make the Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the Fund’s and the portfolio’s investments are denominated. Conversely, this practice tends to make the Fund outperform a similar unhedged portfolio when the dollar is gaining in value against the local currencies in which the Fund’s and the portfolio’s investments are denominated. Because the Fund’s currency hedging techniques involve the use of derivative instruments such as forward currency contracts, the Fund is also subject to the risk of possible default by the other party to those instruments. The use of currency hedging techniques may impose costs on the Fund. The Adviser may be incorrect in its assessment of the Fund’s exposure to one or more foreign currencies. As a result of practical considerations, fluctuations in a security’s prices, and fluctuations in currencies, the Fund’s hedges are generally expected to approximate, but will generally not equal, the Fund’s perceived foreign currency

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Tweedy, Browne Value Fund

exposure. The Fund generally intends to execute currency hedging transactions with one counterparty or a limited number of counterparties. As a result, the Fund anticipates that one counterparty or a limited number of counterparties will generally be the only or most significant counterparties with which it will enter into currency hedging transactions. The anticipated concentration of the Fund’s currency hedging transactions with one counterparty or a limited number of counterparties increases counterparty concentration risk with respect to these transactions, and any default by such counterparties or negative development with such counterparties would have a disproportionally negative impact on the Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized. Although inflation generally decelerated throughout 2025 due to central bank monetary tightening, including maintaining elevated interest rates, it remains above target levels set by central banks, including the Federal Reserve. Despite three interest rate cuts by the Federal Reserve in the latter part of the year, rates remain elevated relative to the interest rate environment prior to the inflationary spike in 2022 – 2023. The Federal Reserve has also indicated its intent to maintain higher interest rates in the near term. While our value-focused investment strategy benefits from more normalized interest rates, higher borrowing costs may strain our existing portfolio companies, potentially leading to nonperformance. Rising interest rates can dampen consumer spending and slow corporate profit growth, negatively impacting our portfolio companies, particularly those vulnerable to economic downturns or recessions. Additionally, adverse economic conditions may erode the value of our investments. It remains difficult to predict the full impact of recent and any future changes with respect to interest rates or inflation.

Sector Risk. To the extent that the Fund focuses its investments in the securities of issuers in one or more sectors, the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as adverse economic, business, political, environmental, or other developments.

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Tweedy, Browne Value Fund

Fund Performance

The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. Effective July 2024, the Fund has changed its comparative broad-based securities market index from MSCI World Index (Hedged to U.S.$) to the MSCI World Index (in U.S.$) in order to comply with new regulatory requirements regarding the presentation of comparative index performance. The S&P 500/MSCI World Index (Hedged to U.S.$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to U.S.$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for periods from December 8, 1993 through December 31, 2006, and the performance of the MSCI World Index (Hedged to U.S.$) beginning January 1, 2007 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-US securities). Updated performance information for the Fund is available at www.tweedyfunds.com or by calling 800-432-4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Value Fund

Calendar Year Total Returns1

Annual Returns (%)
25
20
15
10
5
0
-5
-10
9.69
16.46
(6.39)
16.05
(1.99)
16.16
(5.67)
15.20
1.36
21.56
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
Calendar Year

(1)                          The 2026 year-to-date return for the Value Fund through June 30, 2026 was 11.07%.

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Tweedy, Browne Value Fund
As of December 31, 2025
Best Quarterly Return	13.38% (4th Quarter, 2020)
Worst Quarterly Return	(22.13)% (1st Quarter, 2020)

Average Annual Total Return

for Periods Ended December 31, 2025

	One Year	Five Years	Ten Years
Value Fund
Return before Taxes	21.56%	9.23%	7.78%
Return after Taxes on Distributions	20.64%	7.35%	6.01%
Return after Taxes on Distributions and Sale of Fund Shares	13.67%	7.09%	5.94%
MSCI World Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	21.09%	12.15%	12.17%
MSCI World Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	19.03%	13.67%	12.99%
S&P 500/MSCI World Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	19.03%	13.67%	12.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

Management

Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of Roger de Bree, Jay Hill, Jason Minard, Thomas Shrager, John Spears, and Robert Wyckoff, each of whom is a Managing Director, has overall responsibility for the conduct of the firm’s affairs. Roger de Bree, Jay Hill, Andrew Ewert, Frank Hawrylak, Thomas Shrager, John Spears, and Robert Wyckoff (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Spears has served on the Management Committee and Investment Committee since the Fund’s inception in December 1993. Mr. Shrager has served on the Investment Committee

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Tweedy, Browne Value Fund

since 2003 and the Management Committee since 2008. Mr. Wyckoff has served on the Investment Committee since 2007 and the Management Committee since 2008. Mr. Hill has served on the Investment Committee since August 2013 and the Management Committee since January 2021. Messrs. Hawrylak and Ewert have served on the Investment Committee since December 2014 and July 2022, respectively. Mr. de Bree has served on the Investment Committee since August 2013 and the Management Committee since June 2024. Mr. Minard has served on the Management Committee since June 2024.

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” in this Prospectus.

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Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: tweedyfunds.com

Investment Company
Act File No. 811 - 07458
SPRO-TWEBX 0726